中國信息安全技術有限公司

China Information Security Technology, Inc.

中 | 信 | 安










中 国 边 检
CHINA
IMMIGRATION

Corporate Presentation
October 2009

CPBY
NASDAQ
GLOBAL SELECT

Safe Harbor Statement

CPBY
NASDAQ
GLOBAL SELECT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Information Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Information Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Information Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Information Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Information Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Information Security Technology, Inc. does not assume a duty to update these forward-looking statements.

Company Overview

CPBY
NASDAQ
GLOBAL SELECT

Business	Leading software developer & system integrator to the public security & services sectors in China
Organization	Founded in 1993 and headquartered in Shenzhen 800+ employees, 11 sales offices nationwide
Customers	High profile clients throughout China, including the China Ministry of Public Security, the Guangdong Province Public Security Department, the Fujian Province Public Security Department, the Shenzhen Public Security Bureau, the Shenzhen General Station of Exit and Entry Frontier Inspection, etc
Capital Structure	NASDAQ: CPBY Price (09/28/09): $5.48 Shares Out. (F/D): 47.5 million Market Cap: $260.3 million Float: 27.0 million
Financials	2009 E: Revenue $94-98 million; N.I. $26.8-28.0 million 2008 A: Revenue $85 million; N.I. $26.7 million

Investment Highlights

Large, Underserved, Fragmented Market

- Continued government investment in Public Security IT
- National PGIS standardization
- Golden Health Initiative

Sustainable Competitive Advantages

- National standard setter with strong brand
- Classified-level certifications--High technology barriers
- Locked-in, high profile customers

Solid Business Model

- Solid profit margins
- Ample growth opportunities

Strategic Management Leadership

- Strong execution abilities



Introducing CIST

1. **Digital Information Security Technology (DIST)**
    - First Responder
    - Intelligent Border Control
    - Residence Card
2. **Geographic Information System (GIS)**
    - Police-use GIS
    - Civil-use GIS
3. **Digital Hospital Information System (DHIS)**


GIS
34%
DIST
56%
DHIS
10%

1H 2009

1. Digital Information Security Technology (DIST)



First Responder

- Integrates police, fire, medical, and traffic departments
- Fast mobilization of specialized resources for public emergency relief
- Crime analytics and visualization



Intelligent Recognition System

- Adopted biometric features recognition technology
- Scans and verifies license plates
- Intelligent Anti-Stowaway System
- Automated system completes border crossing in 6 seconds


深圳市居住证
男
汉族
2007.11.21

Residence Card

- Facilitates social programs, e.g. social welfare, education
- Will integrate medical, driving & personal credit history
- Compatible with e-currency TransCard

2. Geographic Information System (GIS)

CPBY
NASDAQ
GLOBAL SELECT





Distinct Capabilities

- Aerial Photography & Spatial Data generation
- Copyrighted GeoGlobe, the first operating platform for multi-source, multi-structure spatial information sharing and inter-operation in China.

GIS – Police-use (PGIS)

- High resolution images, integrated with video surveillance
- National standardization, to be rolled out to 100 cities in 3 years and eventually 660 cities in 5 years

GIS – Civil-use Solutions

- Copyrighted GeoStar for non-police government use e.g. national land resourcing, surveying & mapping, highway & power grid management, etc.

3. Digital Hospital Information Systems (DHIS)

CPBY
NASDAQ
GLOBAL SELECT


深医通
NO.05 88888888



Modernize Healthcare Management

- Patented Medical Case Statistics Software, exclusive contract with Guangdong DOH
- Integrated hospital management, clinical applications, LIS and PACS information into one centralized system
- Connected with command and decision system for public health and disease control
- High compatibility and scalability

CIST's Synergistic Business Portfolio

CPBY
NASDAQ
GLOBAL SELECT

CIST's compressive portfolio of information system generates strong cross-sell and up-sell opportunities


GIS
DIST
DHIS
More Opportunities

CIST
China Information Security

Strong Business Drivers

CPBY NASDAQ GLOBAL SELECT

China's Rapid Progress

- Dynamic Economic growth
- Rapid Urbanization and increasing population mobility (domestically and internationally)
- Complex social challenges (natural disasters, pandemics, terrorism)

Government's Current Inefficiency

- Paper-based information processing
- Lack of inter-departmental coordination

Strong Demand for More Efficient Public Security & Services

CIST China Information Security

Large, Underserved, Fragmented Market

- Government's commitment to invest in mission-critical public security & public services;
- Pilots in regional markets, eventually becomes national standards;
- Guangdong province is a technological leader among the wealthiest provinces/regions in China, and is often chosen for pilot projects, starting with Shenzhen;
- Other players tend to be small & regional companies with single product.

Our Three-Stage Strategy



CPBY
NASDAQ
GLOBAL SELECT
National Standard
Stage 1
Gain first-mover-advantage in Guangdong
Stage 2
Replicate proven success in other provinces/regions
Stage 3
Become national standard setter, unifying regional markets
Platform Integration
CIST
China Information Security

Our Platform Strategy

CPBY
NASDAQ
GLOBAL SELECT

1. High switching costs
2. Follow-on projects, upgrades & maintenance
3. Cross-sell & up-sell opportunities
4. Vast amount of data resides on our platforms
5. Network effect

CIST
China Information Security

Sustainable Competitive Advantages

CPBY NASDAQ GLOBAL SELECT

Ownership of multiple scarce certificates & licenses

- ✓ Computer System Integration Level I license from Ministry of Information Industry
- ✓ State Secret-related Computer Information Integration Certification
- ✓ Level A Certificate of Surveying & Mapping

Copy-righted, proprietary operating system for GIS applications

National standard setter for PGIS program

Multi-segment offering allow seamless integration of products

Proven success in implementing mission-critical projects

High brand recognition in a fragmented market

The platform strategy

Strategic Management Leadership

CPBY
NASDAQ
GLOBAL SELECT

Jiang Huai Lin, *President and Chief Executive Officer*

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Jackie You Kazmerzak, CFA, *Chief Financial Officer*

- Seasoned executive with more than 10 years of experience in corporate finance/investment management
- Former CFO of a public listed company and portfolio manager
- Received her MBA from Arizona State University with a concentration in finance

Zhi Qiang Zhao, *Chief Administrative Officer*

- Deputy General Manager for iASPEC since April 2005
- Former Supervisor of Human Resources for Foxconn Technology Group.
- Received his Bachelor's degree in Mechanical and Electrical Engineering from Inner Mongolia University.

Financial Performance

CPBY
NASDAQ
GLOBAL SELECT

2009:

- Unprecedented global financial crisis
- Government resources temporarily channeled to basic economic growth
- Projects put on hold but not cancelled
- Improved gross margin in 1H09 by 300bp YoY



Revenue ($mm)
100
90
80
70
60
50
40
30
20
10
0
5
13.3
37.5
85.3
94-98
FY05
FY06
FY07
FY08
FY09 Est.



Net Income ($mm)
30
25
20
15
10
5
0
1.8
5.7
14.2
26.7
26.8-28.0
2005
2006*
2007**
2008
2009 Est.

*Non-GAAP net income for 2006 are shown, which includes net income from iASPEC.

** Excludes non-cash compensation expense and amortization of intangible assets;

CIST
China Information Security

Summary Income Statement

CPBY
NASDAQ
GLOBAL SELECT

	2Q09	2Q08	FY 2008	FY 2007
Revenues	$ 25,788	$ 24,711	$ 85,301	$ 37,514
Gross Profit	12,267	11,141	39,079	18,838
Gross Margin	47.6%	45.1%	46%	49%
Operating Income	8,598	7,672	26,842	14,091
Operating Margin	33.3%	31.1%	31%	35%
Net Income	7,798	7,050	26,746	14,178

($ in thousands)

CIST
China Information Security

Summary Balance Sheet

CPBY
NASDAQ
GLOBAL SELECT

($ in thousands)	Ended June 30	Ended December 31	
	2009	2008	2007
Cash and Cash Equivalents	$ 19,377	$ 9,565	$ 19,755
Total Current Assets	101,206	84,700	53,989
Total Assets	166,928	148,468	88,854
Total Liabilities	31,467	25,463	4,788
Total Stockholder's Equity	135,461	109,098	74,006
Total Liabilities & Stockholder's Equity	166,928	148,468	88,854

Sustainable Growth Strategy

CPBY
NASDAQ
GLOBAL SELECT

Deepen Penetration in Guangdong Province

Cross-sell and Up-sell

CIST's Sustainable Growth

National Expansion

Selective Acquisitions

Investment Highlights

CPBY
NASDAQ
GLOBAL SELECT

Large, Underserved, Fragmented Market

- Continued government investment in Public Security IT
- National PGIS standardization
- Golden Health Initiative

Sustainable Competitive Advantages

- National standard setter with strong brand
- Classified-level certifications--High technology barriers
- Locked-in, high profile customers

Solid Business Model

- Solid profit margins
- Ample growth opportunities

Strategic Management Leadership

- Strong execution abilities



Contact Information

CPBY
NASDAQ
GLOBAL SELECT



Company Contact:

Iris Yan
Investor Relations Manager
China Information Security Technology, Inc.
Tel: 86-755-83704767
Email: irisyan@chinacpby.com

Investor Relations Contact:

Michael Tieu
Managing Director
ICR
Tel: 86-10-6599-7960
Email: michael.tieu@icrinc.com